Exhibit 99.2

First Quarter Financial Supplement

March 31, 2019

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Note:

Unless otherwise stated, all references in this financial supplement to net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

In the first quarter of 2019, the company revised how it taxes the adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) to align the tax rate used in the reconciliation to each segment’s local jurisdictional tax rate. Beginning in the first quarter of 2019, the company used a tax rate of 27% and 30% for its Canada and Australia Mortgage Insurance segments, respectively, to tax effect their adjustments. Its domestic segments remain at a 21% tax rate. In 2018, the company assumed a flat 21% tax rate on adjustments for all of its segments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss). These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

Prior year amounts have not been re-presented to reflect this revised presentation; however, the previous methodology would not have resulted in a materially different segment-level adjusted operating income (loss).

The company recorded a pre-tax expense of $4 million in the first quarter of 2019 and $2 million in the third quarter of 2018 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the fourth quarter of 2018 related to Genworth Holdings, Inc.’s bond consent solicitation of $6 million for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its international businesses at their local jurisdictional tax rates and its domestic businesses at the U.S. corporate federal income tax rate of 21%. The company’s segment tax methodology applies the respective jurisdictional or domestic tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign withholding taxes and permanent differences between U.S. GAAP and local tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the company’s mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the company’s U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,582	$10,406	$10,731	$10,583	$10,391
Total accumulated other comprehensive income	2,492	2,044	2,067	2,327	2,627

Total Genworth Financial, Inc.’s stockholders’ equity	$13,074	$12,450	$12,798	$12,910	$13,018

Book value per share	$25.98	$24.86	$25.56	$25.78	$26.00
Book value per share, excluding accumulated other comprehensive income	$21.03	$20.78	$21.43	$21.14	$20.76
Common shares outstanding as of the balance sheet date	503.3	500.8	500.8	500.7	500.6

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
U.S. GAAP Basis ROE	1.7%	1.1%	7.7%	7.4%	7.7%
Operating ROE(1)	1.7%	1.7%	7.6%	7.1%	6.7%

	Three months ended
Quarterly Average ROE	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
U.S. GAAP Basis ROE	6.6%	(12.5)%	5.5%	7.2%	4.3%
Operating ROE(1)	4.6%	(11.0)%	5.4%	7.6%	4.8%

Basic and Diluted Shares	Three months ended March 31, 2019
Weighted-average common shares used in basic earnings per share calculations	501.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	7.4

Weighted-average common shares used in diluted earnings per share calculations	508.6

(1)	See page 48 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,114	$1,121	$1,122	$1,136	$1,140	$4,519
Net investment income	829	815	815	828	804	3,262
Net investment gains (losses)	74	(114)	13	(14)	(31)	(146)
Policy fees and other income	187	191	193	209	202	795

Total revenues	2,204	2,013	2,143	2,159	2,115	8,430

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,301	1,847	1,321	1,205	1,311	5,684
Interest credited	147	152	151	152	156	611
Acquisition and operating expenses, net of deferrals	251	261	243	253	240	997
Amortization of deferred acquisition costs and intangibles	91	92	83	112	104	391
Interest expense	72	74	72	77	76	299

Total benefits and expenses	1,862	2,426	1,870	1,799	1,887	7,982

INCOME (LOSS) BEFORE INCOME TAXES	342	(413)	273	360	228	448
Provision (benefit) for income taxes	112	(86)	63	111	63	151

NET INCOME (LOSS)	230	(327)	210	249	165	297
Less: net income attributable to noncontrolling interests	56	2	64	59	53	178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$174	$(329)	$146	$190	$112	$119

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.35	$(0.66)	$0.29	$0.38	$0.22	$0.24
Diluted	$0.34	$(0.66)	$0.29	$0.38	$0.22	$0.24
Weighted-average common shares outstanding
Basic	501.2	500.8	500.7	500.6	499.6	500.4
Diluted(1)	508.6	500.8	503.3	502.6	502.7	504.2

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS)	$230	$(327)	$210	$249	$165	$297
Less: net income attributable to noncontrolling interests	56	2	64	59	53	178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	174	(329)	146	190	112	119
ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(71)	42	(3)	12	17	68
Expenses related to restructuring	4	—	2	—	—	2
Fees associated with bond consent solicitation	—	6	—	—	—	6
Taxes on adjustments	14	(10)	—	(2)	(4)	(16)

ADJUSTED OPERATING INCOME (LOSS)	$121	$(291)	$145	$200	$125	$179

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$124	$124	$118	$137	$111	$490
Canada Mortgage Insurance segment	41	48	44	46	49	187
Australia Mortgage Insurance segment	14	18	17	22	19	76
U.S. Life Insurance segment:
Long-Term Care Insurance	(20)	(314)	(24)	22	(32)	(348)
Life Insurance	(2)	(108)	(2)	4	(1)	(107)
Fixed Annuities	17	(3)	23	31	28	79

Total U.S. Life Insurance segment	(5)	(425)	(3)	57	(5)	(376)

Runoff segment	20	(2)	14	13	10	35
Corporate and Other	(73)	(54)	(45)	(75)	(59)	(233)

ADJUSTED OPERATING INCOME (LOSS)	$121	$(291)	$145	$200	$125	$179

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.35	$(0.66)	$0.29	$0.38	$0.22	$0.24
Diluted	$0.34	$(0.66)	$0.29	$0.38	$0.22	$0.24
Adjusted operating income (loss) per share
Basic	$0.24	$(0.58)	$0.29	$0.40	$0.25	$0.36
Diluted	$0.24	$(0.58)	$0.29	$0.40	$0.25	$0.36
Weighted-average common shares outstanding
Basic	501.2	500.8	500.7	500.6	499.6	500.4
Diluted(2)	508.6	500.8	503.3	502.6	502.7	504.2

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$61,360	$59,661	$59,404	$60,032	$61,080
Equity securities, at fair value	635	655	783	758	799
Commercial mortgage loans(1)	6,988	6,749	6,655	6,570	6,435
Policy loans	1,994	1,861	1,859	1,872	1,789
Other invested assets	1,208	1,188	1,354	1,650	1,674

Total investments	72,185	70,114	70,055	70,882	71,777
Cash, cash equivalents and restricted cash	2,221	2,177	2,505	2,243	2,843
Accrued investment income	726	675	657	602	698
Deferred acquisition costs	2,219	3,263	3,336	3,086	2,699
Intangible assets and goodwill	265	347	355	354	339
Reinsurance recoverable	17,257	17,278	17,351	17,385	17,482
Other assets	532	474	467	574	431
Deferred tax asset	573	736	650	601	602
Separate account assets	6,210	5,859	6,745	6,750	6,902

Total assets	$102,188	$100,923	$102,121	$102,477	$103,773

(1)

Included restricted commercial mortgage loans of $59 million, $62 million, $87 million, $90 million and $99 million, respectively, as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 related to a securitization entity.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$38,369	$37,940	$38,018	$37,913	$37,946
Policyholder account balances	22,651	22,968	22,993	23,366	23,751
Liability for policy and contract claims	10,536	10,379	9,844	9,665	9,651
Unearned premiums	3,482	3,546	3,668	3,669	3,797
Other liabilities	1,682	1,682	1,830	1,965	1,841
Borrowings related to a securitization entity	—	—	20	28	32
Non-recourse funding obligations	311	311	310	310	310
Long-term borrowings	4,035	4,025	4,051	4,047	4,654
Deferred tax liability	30	24	21	23	27
Separate account liabilities	6,210	5,859	6,745	6,750	6,902

Total liabilities	87,306	86,734	87,500	87,736	88,911

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,989	11,987	11,983	11,981	11,979

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	932	585	598	726	905
Net unrealized gains (losses) on other-than-temporarily impaired securities	11	10	10	10	12

Net unrealized investment gains (losses)	943	595	608	736	917
Derivatives qualifying as hedges	1,850	1,781	1,717	1,863	1,927
Foreign currency translation and other adjustments	(301)	(332)	(258)	(272)	(217)

Total accumulated other comprehensive income	2,492	2,044	2,067	2,327	2,627
Retained earnings	1,292	1,118	1,447	1,301	1,111
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,074	12,450	12,798	12,910	13,018
Noncontrolling interests	1,808	1,739	1,823	1,831	1,844

Total equity	14,882	14,189	14,621	14,741	14,862

Total liabilities and equity	$102,188	$100,923	$102,121	$102,477	$103,773

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2019
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,652	$4,935	$2,300	$61,882	$2,918	$(555)	$75,132
Deferred acquisition costs and intangible assets	50	137	69	2,029	189	10	2,484
Reinsurance recoverable	—	—	4	16,513	740	—	17,257
Deferred tax and other assets	106	74	160	195	25	545	1,105
Separate account assets	—	—	—	—	6,210	—	6,210

Total assets	$3,808	$5,146	$2,533	$80,619	$10,082	$—	$102,188

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$38,367	$2	$—	$38,369
Policyholder account balances	—	—	—	19,442	3,209	—	22,651
Liability for policy and contract claims	280	88	204	9,946	10	8	10,536
Unearned premiums	421	1,518	1,031	508	4	—	3,482
Non-recourse funding obligations	—	—	—	311	—	—	311
Deferred tax and other liabilities	104	169	177	618	48	596	1,712
Borrowings and capital securities	—	324	141	—	—	3,570	4,035
Separate account liabilities	—	—	—	—	6,210	—	6,210

Total liabilities	805	2,099	1,553	69,192	9,483	4,174	87,306

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,973	1,960	450	8,726	598	(4,125)	10,582
Allocated accumulated other comprehensive income (loss)	30	(229)	38	2,701	1	(49)	2,492

Total Genworth Financial, Inc.’s stockholders’ equity	3,003	1,731	488	11,427	599	(4,174)	13,074
Noncontrolling interests	—	1,316	492	—	—	—	1,808

Total equity	3,003	3,047	980	11,427	599	(4,174)	14,882

Total liabilities and equity	$3,808	$5,146	$2,533	$80,619	$10,082	$—	$102,188

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2018
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,448	$4,801	$2,287	$59,938	$3,141	$(649)	$72,966
Deferred acquisition costs and intangible assets	50	135	75	3,138	204	8	3,610
Reinsurance recoverable	—	—	7	16,530	741	—	17,278
Deferred tax and other assets	85	102	165	193	18	647	1,210
Separate account assets	—	—	—	—	5,859	—	5,859

Total assets	$3,583	$5,038	$2,534	$79,799	$9,963	$6	$100,923

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,939	$1	$—	$37,940
Policyholder account balances	—	—	—	19,663	3,305	—	22,968
Liability for policy and contract claims	296	84	196	9,782	14	7	10,379
Unearned premiums	422	1,533	1,057	530	4	—	3,546
Non-recourse funding obligations	—	—	—	311	—	—	311
Deferred tax and other liabilities	56	212	176	562	53	647	1,706
Borrowings and capital securities	—	318	140	—	—	3,567	4,025
Separate account liabilities	—	—	—	—	5,859	—	5,859

Total liabilities	774	2,147	1,569	68,787	9,236	4,221	86,734

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,834	1,929	448	8,636	731	(4,172)	10,406
Allocated accumulated other comprehensive income (loss)	(25)	(288)	28	2,376	(4)	(43)	2,044

Total Genworth Financial, Inc.’s stockholders’ equity	2,809	1,641	476	11,012	727	(4,215)	12,450
Noncontrolling interests	—	1,250	489	—	—	—	1,739

Total equity	2,809	2,891	965	11,012	727	(4,215)	14,189

Total liabilities and equity	$3,583	$5,038	$2,534	$79,799	$9,963	$6	$100,923

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Total
Unamortized balance as of December 31, 2018	$28	$121	$39	$3,374	$189	$3,751
Costs deferred	2	8	3	4	—	17
Amortization, net of interest accretion	(2)	(10)	(4)	(58)	(1)	(75)
Impact of foreign currency translation	—	3	—	—	—	3

Unamortized balance as of March 31, 2019	28	122	38	3,320	188	3,696
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(1,470)	(7)	(1,477)

Balance as of March 31, 2019	$28	$122	$38	$1,850	$181	$2,219

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$194	$193	$190	$184	$179	$746
Net investment income	28	26	23	23	21	93
Net investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	1	—	1	1	—	2

Total revenues	223	219	214	208	200	841

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	16	14	20	(14)	16	36
Acquisition and operating expenses, net of deferrals	46	44	41	45	39	169
Amortization of deferred acquisition costs and intangibles	4	3	4	3	4	14

Total benefits and expenses	66	61	65	34	59	219

INCOME BEFORE INCOME TAXES	157	158	149	174	141	622
Provision for income taxes	33	34	31	37	30	132

NET INCOME	124	124	118	137	111	490

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses	—	—	—	—	—	—
Taxes on adjustments	—	—	—	—	—	—

ADJUSTED OPERATING INCOME	$124	$124	$118	$137	$111	$490

SALES:
Flow New Insurance Written (NIW)	$9,600	$9,300	$10,300	$11,400	$9,000	$40,000

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019		2018
	1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$8,400	87%	$7,900	85%	$8,400	82%	$9,700	85%	$7,300	81%
Single	1,200	13	1,400	15	1,900	18	1,700	15	1,700	19

Total Flow	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

FICO Scores
Over 735	$5,500	57%	$5,200	56%	$6,000	58%	$6,900	60%	$5,300	59%
680-735	3,300	35	3,200	35	3,300	32	3,700	32	3,000	33
660-679(2)	400	4	500	5	500	5	400	4	400	5
620-659	400	4	400	4	500	5	400	4	300	3
<620	—	—	—	—	—	—	—	—	—	—

Total Flow	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

Loan-To-Value Ratio
95.01% and above	$1,800	19%	$2,000	21%	$2,000	19%	$2,400	21%	$1,600	18%
90.01% to 95.00%	4,200	44	4,000	43	4,500	44	4,900	43	3,900	43
85.01% to 90.00%	2,500	26	2,300	25	2,800	27	2,900	25	2,500	28
85.00% and below	1,100	11	1,000	11	1,000	10	1,200	11	1,000	11

Total Flow	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

Origination
Purchase	$8,600	90%	$8,800	95%	$9,800	95%	$10,700	94%	$8,000	89%
Refinance	1,000	10	500	5	500	5	700	6	1,000	11

Total Flow	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$193	$192	$195	$191	$185	$763

Flow New Risk Written	$2,403	$2,300	$2,559	$2,866	$2,247	$9,972

Primary Insurance In-Force(1)	$170,400	$166,700	$163,200	$159,500	$154,900
Risk In-Force
Flow(2)	$41,020	$40,115	$39,304	$38,433	$37,252
Bulk(3)	173	178	188	195	202

Total Primary	41,193	40,293	39,492	38,628	37,454
Pool	66	69	72	75	80

Total Risk In-Force	$41,259	$40,362	$39,564	$38,703	$37,534

Primary Risk In-Force That Is GSE Conforming	93%	94%	94%	94%	94%

Expense Ratio (Net Earned Premiums)(4)	25%	24%	23%	26%	24%	25%

Expense Ratio (Net Premiums Written)(5)	26%	25%	23%	25%	23%	24%

Flow Persistency	86%	86%	84%	83%	84%

Risk To Capital Ratio(6)	11.9:1	12.2:1	12.3:1	12.6:1	12.5:1

PMIERs Sufficiency Ratio(7)	123%	129%	130%	129%	124%

Average Primary Loan Size (in thousands)	$215	$213	$211	$209	$207

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.

(2)

Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)	As of March 31, 2019, 88% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(7)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of March 31, 2019, the PMIERs sufficiency ratio was in excess of $600 million of available assets above the PMIERs requirements. As of December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, the PMIERs sufficiency ratios were in excess of $750 million, $750 million, $700 million and $600 million, respectively, of available assets above the prior PMIERs requirements.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Paid claims
Flow
Direct	$30	$34	$52	$45	$53	$184
Assumed(1)	—	—	—	—	1	1
Ceded	—	—	—	—	(1)	(1)
Loss adjustment expenses	2	—	3	2	2	7

Total Flow	32	34	55	47	55	191
Bulk	—	—	1	—	1	2

Total Primary	32	34	56	47	56	193
Pool	—	—	—	1	—	1

Total Paid Claims	$32	$34	$56	$48	$56	$194

Average Paid Claim (in thousands)	$49.0	$41.4	$45.9	$43.1	$47.5

Average Reserve Per Delinquency (in thousands)
Flow	$17.4	$17.3	$18.8	$19.6	$20.2
Bulk loans with established reserve	$13.8	$14.6	$17.6	$18.4	$17.6

Reserves:
Flow direct case	$246	$261	$280	$314	$372
Bulk direct case	4	5	7	8	8
Assumed(1)	1	2	2	2	2
All other(2)	29	28	28	28	33

Total Reserves	$280	$296	$317	$352	$415

Beginning Reserves	$296	$317	$352	$415	$455	$455
Paid claims	(32)	(34)	(56)	(48)	(57)	(195)
Increase (decrease) in reserves	16	13	21	(15)	17	36

Ending Reserves	$280	$296	$317	$352	$415	$296

Beginning Reinsurance Recoverable(3)	$—	$—	$—	$—	$1	$1
Ceded paid claims	—	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$—	$—	$—	$—	$—	$—

Loss Ratio(4)	8%	7%	11%	(8)%	9%	5%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(3)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(4)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the second quarter of 2018, the company recorded a favorable reserve adjustment of $28 million, which reduced the loss ratio by four percentage points for the twelve months ended December 31, 2018 and 15 percentage points for the three months ended June 30, 2018.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	15,764	16,670	16,367	17,505	20,007
Bulk loans with an established reserve	360	403	415	445	494
Bulk loans with no reserve(1)	82	86	92	101	101

Total Number of Primary Delinquencies	16,206	17,159	16,874	18,051	20,602

Beginning Number of Primary Delinquencies	17,159	16,874	18,051	20,602	23,188	23,188
New delinquencies	8,539	8,719	7,884	7,049	8,409	32,061
Delinquency cures	(8,835)	(7,601)	(7,857)	(8,488)	(9,840)	(33,786)
Paid claims	(657)	(833)	(1,204)	(1,112)	(1,155)	(4,304)

Ending Number of Primary Delinquencies	16,206	17,159	16,874	18,051	20,602	17,159

Composition of Cures
Reported delinquent and cured-intraquarter	2,342	1,767	1,651	1,514	2,288
Number of missed payments delinquent prior to cure:
3 payments or less	4,862	4,131	3,951	4,568	5,413
4 - 11 payments	1,345	1,382	1,943	2,070	1,719
12 payments or more	286	321	312	336	420

Total	8,835	7,601	7,857	8,488	9,840

Primary Delinquencies by Missed Payment Status
3 payments or less	7,873	8,578	7,853	7,539	8,335
4 - 11 payments	4,755	4,689	4,745	5,657	6,875
12 payments or more	3,578	3,892	4,276	4,855	5,392

Primary Delinquencies	16,206	17,159	16,874	18,051	20,602

	March 31, 2019
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	7,679	$29	$343	8%
4 - 11 payments in default	4,664	90	214	42%
12 payments or more in default	3,421	127	173	73%

Total	15,764	$246	$730	34%

	December 31, 2018
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,360	$31	$365	8%
4 - 11 payments in default	4,591	88	208	42%
12 payments or more in default	3,719	142	188	76%

Total	16,670	$261	$761	34%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2019	2018
	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	792,800	783,288	773,290	762,727	749,145
Primary delinquent loans	16,206	17,159	16,874	18,051	20,602
Primary delinquency rate	2.04%	2.19%	2.18%	2.37%	2.75%

Flow loans in-force	780,733	770,657	759,965	748,497	734,411
Flow delinquent loans	15,764	16,670	16,367	17,505	20,007
Flow delinquency rate	2.02%	2.16%	2.15%	2.34%	2.72%

Bulk loans in-force	12,067	12,631	13,325	14,230	14,734
Bulk delinquent loans	442	489	507	546	595
Bulk delinquency rate	3.66%	3.87%	3.80%	3.84%	4.04%

A minus and sub-prime loans in-force	14,712	15,348	16,087	16,928	17,964
A minus and sub-prime delinquent loans	2,530	2,727	2,817	3,058	3,557
A minus and sub-prime delinquency rate	17.20%	17.77%	17.51%	18.06%	19.80%

Pool Loans
Pool loans in-force	4,470	4,535	4,636	4,774	4,961
Pool delinquent loans	187	220	215	204	220
Pool delinquency rate	4.18%	4.85%	4.64%	4.27%	4.43%

Primary Risk In-Force by Credit Quality
Over 735	57%	57%	57%	57%	57%
680-735	32%	32%	32%	32%	32%
660-679(1)	5%	5%	5%	5%	5%
620-659	5%	5%	5%	5%	5%
<620	1%	1%	1%	1%	1%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	March 31, 2019
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.09%	8.7%	$1,587	0.9%	$299	0.7%	11.94%
2005 to 2008	5.47%	59.4	18,391	10.8	4,226	10.3	8.06%
2009 to 2012	4.28%	2.2	4,428	2.6	1,034	2.5	1.67%
2013	4.09%	2.2	5,204	3.1	1,278	3.1	1.43%
2014	4.45%	4.2	8,900	5.2	2,162	5.2	1.67%
2015	4.15%	5.9	17,652	10.4	4,281	10.4	1.24%
2016	3.88%	7.9	32,065	18.8	7,736	18.8	0.94%
2017	4.25%	6.6	34,400	20.2	8,398	20.4	0.83%
2018	4.77%	2.9	38,147	22.4	9,394	22.8	0.38%
2019	4.87%	—	9,581	5.6	2,385	5.8	0.03%

Total	4.51%	100.0%	$170,355	100.0%	$41,193	100.0%	2.04%

	March 31, 2019		December 31, 2018		March 31, 2018
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$41,193	2.04%	$40,293	2.19%	$37,454	2.75%
Top 10 lenders	$11,617	2.38%	$11,233	2.57%	$10,935	3.29%
Top 20 lenders	$15,555	2.27%	$15,099	2.52%	$14,604	3.18%

Loan-to-value ratio
95.01% and above	$7,401	3.46%	$7,124	3.83%	$6,245	4.96%
90.01% to 95.00%	21,433	1.59%	20,946	1.67%	19,474	2.06%
80.01% to 90.00%	12,195	1.73%	12,054	1.83%	11,544	2.36%
80.00% and below	164	2.43%	169	2.65%	191	2.89%

Total	$41,193	2.04%	$40,293	2.19%	$37,454	2.75%

Loan grade
Prime	$40,678	1.76%	$39,757	1.88%	$36,826	2.33%
A minus and sub-prime	515	17.20%	536	17.77%	628	19.80%

Total	$41,193	2.04%	$40,293	2.19%	$37,454	2.75%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $280 million as of March 31, 2019.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$126	$128	$127	$131	$139	$525
Net investment income	34	36	34	34	34	138
Net investment gains (losses)	(1)	(136)	29	(15)	(15)	(137)

Total revenues	159	28	190	150	158	526

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	23	18	19	18	78
Acquisition and operating expenses, net of deferrals	20	16	17	20	17	70
Amortization of deferred acquisition costs and intangibles	10	11	11	11	10	43
Interest expense	4	5	4	4	5	18

Total benefits and expenses	53	55	50	54	50	209

INCOME (LOSS) BEFORE INCOME TAXES	106	(27)	140	96	108	317
Provision (benefit) for income taxes	29	(7)	37	24	30	84

NET INCOME (LOSS)	77	(20)	103	72	78	233
Less: net income (loss) attributable to noncontrolling interests	36	(6)	46	32	36	108

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	41	(14)	57	40	42	125

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	—	78	(17)	8	9	78
Taxes on adjustments	—	(16)	4	(2)	(2)	(16)

ADJUSTED OPERATING INCOME(2)	$41	$48	$44	$46	$49	$187

SALES:
New Insurance Written (NIW)
Flow	$2,200	$3,300	$4,200	$3,700	$2,500	$13,700
Bulk	700	900	600	900	900	3,300

Total Canada NIW(3)	$2,900	$4,200	$4,800	$4,600	$3,400	$17,000

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$1	$136	$(29)	$15	$15	$137
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(1)	(58)	12	(7)	(6)	(59)

Net investment (gains) losses, net	$—	$78	$(17)	$8	$9	$78

(2)	Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $44 million for the three months ended March 31, 2019.
(3)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $3,000 million for the three months ended March 31, 2019.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$79	$119	$150	$133	$92	$494
Loss Ratio(1)	15%	18%	14%	15%	13%	15%
Expense Ratio (Net Earned Premiums)(2)	24%	21%	22%	23%	20%	22%
Expense Ratio (Net Premiums Written)(3)	39%	23%	19%	23%	30%	23%

Primary Insurance In-Force(4)	$382,200	$372,000	$389,400	$380,200	$384,600
Primary Risk In-Force(5)
Flow	$91,600	$89,000	$92,800	$89,800	$90,500
Bulk	42,200	41,200	43,500	43,300	44,100

Total	$133,800	$130,200	$136,300	$133,100	$134,600

	March 31, 2019			December 31, 2018
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$45,964	$45,964	$—	$44,584	$44,584	$—
90.01% to 95.00%	26,987	26,987	—	26,254	262,254	—
80.01% to 90.00%	15,532	15,532	—	15,145	15,142	3
80.00% and below	45,303	3,075	42,228	44,222	3,004	41,218

Total	$133,786	$91,558	$42,228	$130,205	$88,984	$41,221

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from almost all of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $154.0 billion, $152.0 billion, $163.0 billion, $162.0 billion and $168.0 billion as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Insured loans in-force(1),(2)	2,152,048	2,143,191	2,133,618	2,137,221	2,123,727
Insured delinquent loans	1,760	1,684	1,695	1,742	1,723
Insured delinquency rate(2),(3)	0.08%	0.08%	0.08%	0.08%	0.08%

Flow loans in-force(1)	1,507,283	1,499,304	1,486,859	1,470,826	1,456,573
Flow delinquent loans	1,384	1,310	1,327	1,406	1,385
Flow delinquency rate(3)	0.09%	0.09%	0.09%	0.10%	0.10%

Bulk loans in-force(1)	644,765	643,887	646,759	666,395	667,154
Bulk delinquent loans	376	374	368	336	338
Bulk delinquency rate(3)	0.06%	0.06%	0.06%	0.05%	0.05%

Loss Metrics	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Beginning Reserves	$84	$82	$83	$84	$87
Paid claims(4)	(19)	(18)	(19)	(20)	(19)
Increase in reserves	21	24	17	21	18
Impact of changes in foreign exchange rates	2	(4)	1	(2)	(2)

Ending Reserves	$88	$84	$82	$83	$84

	March 31, 2019		December 31, 2018		March 31, 2018
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.03%	47%	0.03%	47%	0.03%
Alberta	17	0.19%	17	0.18%	16	0.17%
British Columbia	14	0.04%	14	0.04%	15	0.04%
Quebec	13	0.09%	13	0.10%	13	0.10%
Saskatchewan	3	0.29%	3	0.28%	3	0.30%
Nova Scotia	2	0.13%	2	0.13%	2	0.15%
Manitoba	2	0.11%	2	0.10%	2	0.10%
New Brunswick	1	0.13%	1	0.10%	1	0.17%
All Other	1	0.20%	1	0.19%	1	0.19%

Total	100%	0.08%	100%	0.08%	100%	0.08%

By Policy Year
2010 and prior	39%	0.04%	40%	0.04%	41%	0.05%
2011	5	0.15%	5	0.14%	5	0.15%
2012	6	0.17%	6	0.17%	6	0.18%
2013	6	0.18%	6	0.16%	6	0.17%
2014	7	0.17%	7	0.17%	8	0.16%
2015	11	0.12%	11	0.12%	11	0.10%
2016	13	0.08%	13	0.07%	14	0.07%
2017	7	0.08%	7	0.06%	7	0.03%
2018	5	0.02%	5	0.01%	2	—%
2019	1	—%	—	—%	—	—%

Total	100%	0.08%	100%	0.08%	100%	0.08%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from almost all of its customers. As a result, the company estimates that the outstanding loans in-force were 902,000 as of March 31, 2019, 910,000 as of December 31, 2018, 924,000 as of September 30, 2018, 935,000 as of June 30, 2018 and 946,000 as of March 31, 2018. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.20% as of March 31, 2019, 0.18% as of December 31, 2018 and September 30, 2018, 0.19% as of June 30, 2018 and 0.18% as of March 31, 2018.

(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Paid claims(1)
Flow	$26	$18	$23	$26	$23	$90
Bulk	1	2	2	1	2	7

Total Paid Claims	$27	$20	$25	$27	$25	$97

Average Paid Claim (in thousands)	$81.2	$58.1	$67.4	$79.4	$68.5

Average Reserve Per Delinquency (in thousands)	$66.4	$68.0	$62.6	$62.5	$62.7

Loss Metrics
Beginning Reserves	$115	$106	$109	$108	$109	$109
Paid claims(1)	(27)	(20)	(25)	(27)	(25)	(97)
Increase in reserves	29	29	22	28	24	103

Ending Reserves	$117	$115	$106	$109	$108	$115

Loan Amount(2)
Over $550K	9%	9%	9%	9%	8%
$400K to $550K	15	15	15	15	15
$250K to $400K	35	35	34	34	34
$100K to $250K	38	38	39	39	39
$100K or Less	3	3	3	3	4

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$237	$237	$236	$234	$233

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$83	$82	$87	$106	$98	$373
Net investment income	16	15	17	18	17	67
Net investment gains (losses)	12	(19)	1	12	(9)	(15)
Policy fees and other income	(1)	1	—	—	1	2

Total revenues	110	79	105	136	107	427

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28	24	27	29	30	110
Acquisition and operating expenses, net of deferrals	17	16	15	17	17	65
Amortization of deferred acquisition costs and intangibles	9	10	10	12	11	43
Interest expense	2	2	3	2	2	9

Total benefits and expenses	56	52	55	60	60	227

INCOME BEFORE INCOME TAXES	54	27	50	76	47	200
Provision for income taxes	16	8	15	23	14	60

NET INCOME	38	19	35	53	33	140
Less: net income attributable to noncontrolling interests	20	8	18	27	17	70

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	18	11	17	26	16	70

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(6)	10	—	(6)	4	8
Taxes on adjustments	2	(3)	—	2	(1)	(2)

ADJUSTED OPERATING INCOME(2)	$14	$18	$17	$22	$19	$76

SALES:
New Insurance Written (NIW)
Flow	$3,400	$4,000	$3,800	$3,700	$3,400	$14,900
Bulk	500	800	—	900	—	1,700

Total Australia NIW(3),(4)	$3,900	$4,800	$3,800	$4,600	$3,400	$16,600

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$(12)	$19	$(1)	$(12)	$9	$15
Adjustment for net investment gains (losses) attributable to noncontrolling interests	6	(9)	1	6	(5)	(7)

Net investment (gains) losses, net	$(6)	$10	$—	$(6)	$4	$8

(2)	Adjusted operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $14 million for the three months ended March 31, 2019.
(3)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $4,200 million for the three months ended March 31, 2019.
(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$52	$70	$56	$56	$60	$242
Loss Ratio(1)	34%	29%	31%	28%	30%	30%
Expense Ratio (Net Earned Premiums)(2)	31%	32%	29%	27%	29%	29%
Expense Ratio (Net Premiums Written)(3)	50%	38%	46%	50%	47%	45%

Primary Insurance In-Force(4)	$219,200	$218,200	$222,500	$229,400	$246,300
Primary Risk In-Force(4),(5)
Flow	$70,600	$70,300	$71,900	$74,000	$79,600
Bulk	5,700	5,700	5,600	5,900	6,100

Total	$76,300	$76,000	$77,500	$79,900	$85,700

	March 31, 2019			December 31, 2018
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$11,045	$11,045	$—	$11,261	$11,260	$1
90.01% to 95.00%	21,247	21,242	5	21,081	21,076	5
80.01% to 90.00%	22,845	22,783	62	22,475	22,413	62
80.00% and below	21,170	15,511	5,659	21,161	15,574	5,587

Total	$76,307	$70,581	$5,726	$75,978	$70,323	$5,655

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $157 million, $154 million, $158 million, $159 million and $160 million as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Insured loans in-force	1,323,172	1,332,906	1,335,133	1,354,614	1,407,431
Insured delinquent loans	7,490	7,145	7,350	7,306	6,958
Insured delinquency rate	0.57%	0.54%	0.55%	0.54%	0.49%
Flow loans in-force	1,217,050	1,226,219	1,229,558	1,247,229	1,296,055
Flow delinquent loans	7,265	6,931	7,133	7,076	6,735
Flow delinquency rate	0.60%	0.57%	0.58%	0.57%	0.52%
Bulk loans in-force	106,122	106,687	105,575	107,385	111,376
Bulk delinquent loans	225	214	217	230	223
Bulk delinquency rate	0.21%	0.20%	0.21%	0.21%	0.20%
Loss Metrics	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Beginning Reserves	$196	$201	$206	$211	$218
Paid claims(2)	(22)	(25)	(27)	(25)	(35)
Increase in reserves	28	25	26	29	31
Impact of changes in foreign exchange rates	2	(5)	(4)	(9)	(3)

Ending Reserves	$204	$196	$201	$206	$211

	March 31, 2019		December 31, 2018		March 31, 2018
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	28%	0.41%	27%	0.38%	28%	0.33%
Queensland	23	0.74%	23	0.70%	23	0.67%
Victoria	22	0.42%	23	0.40%	23	0.39%
Western Australia	13	1.05%	13	0.98%	12	0.88%
South Australia	6	0.69%	6	0.68%	6	0.63%
Australian Capital Territory	3	0.19%	3	0.17%	3	0.18%
Tasmania	2	0.28%	2	0.31%	2	0.32%
New Zealand	2	0.04%	2	0.05%	2	0.06%
Northern Territory	1	0.76%	1	0.68%	1	0.52%

Total	100%	0.57%	100%	0.54%	100%	0.49%

By Policy Year(1),(3)
2010 and prior	45%	0.49%	46%	0.48%	49%	0.46%
2011	4	0.78%	4	0.77%	5	0.65%
2012	6	1.05%	6	0.96%	7	0.87%
2013	7	0.98%	7	0.90%	8	0.77%
2014	8	0.90%	8	0.83%	9	0.71%
2015	8	0.74%	8	0.65%	8	0.47%
2016	7	0.54%	7	0.44%	7	0.26%
2017	7	0.28%	7	0.21%	6	0.06%
2018	7	0.07%	7	0.03%	1	—%
2019	1	—%	—	—%	—	—%

Total	100%	0.57%	100%	0.54%	100%	0.49%

(1)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(3)	Certain March 31, 2018 percentages of primary risk in-force by policy year have been re-presented to reflect an adjustment to the related risk in-force balance.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$30	$34	$38	$33	$44	$149

Total Paid Claims	$30	$34	$38	$33	$44	$149

Average Paid Claim (in thousands)	$94.2	$104.2	$117.2	$110.1	$119.5

Average Reserve Per Delinquency (in thousands)	$38.4	$39.0	$37.9	$38.2	$39.4

Loss Metrics
Beginning Reserves	$279	$278	$279	$274	$280	$280
Paid claims(1)	(30)	(34)	(38)	(33)	(44)	(149)
Increase in reserves	39	35	37	38	38	148

Ending Reserves	$288	$279	$278	$279	$274	$279

Loan Amount(2),(3)
Over $550K	18%	18%	18%	17%	17%
$400K to $550K	21	21	21	21	20
$250K to $400K	34	34	34	34	35
$100K to $250K	22	22	22	23	23
$100K or Less	5	5	5	5	5

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$233	$232	$231	$229	$228

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$709	$716	$717	$712	$722	$2,867
Net investment income	701	690	696	707	688	2,781
Net investment gains (losses)	84	38	(7)	(10)	8	29
Policy fees and other income	151	154	155	169	163	641

Total revenues	1,645	1,598	1,561	1,578	1,581	6,318

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,236	1,767	1,248	1,163	1,238	5,416
Interest credited	106	113	113	116	119	461
Acquisition and operating expenses, net of deferrals	148	153	144	146	141	584
Amortization of deferred acquisition costs and intangibles	66	55	53	78	71	257
Interest expense	5	4	4	4	4	16

Total benefits and expenses	1,561	2,092	1,562	1,507	1,573	6,734

INCOME (LOSS) BEFORE INCOME TAXES	84	(494)	(1)	71	8	(416)
Provision (benefit) for income taxes	24	(101)	6	21	6	(68)

NET INCOME (LOSS)	60	(393)	(7)	50	2	(348)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net(1)	(86)	(41)	6	9	(9)	(35)
Expenses related to restructuring	4	—	—	—	—	—
Taxes on adjustments	17	9	(2)	(2)	2	7

ADJUSTED OPERATING INCOME (LOSS)	$(5)	$(425)	$(3)	$57	$(5)	$(376)

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(84)	$(38)	$7	$10	$(8)	$(29)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	(3)	(1)	(1)	(1)	(6)

Net investment (gains) losses, net	$(86)	$(41)	$6	$9	$(9)	$(35)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$628	$650	$648	$632	$631	$2,561
Net investment income	406	398	397	399	382	1,576
Net investment gains (losses)	80	46	4	3	6	59
Policy fees and other income	—	—	(1)	1	1	1

Total revenues	1,114	1,094	1,048	1,035	1,020	4,197

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	927	1,311	944	874	928	4,057
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	101	105	99	101	93	398
Amortization of deferred acquisition costs and intangibles	25	25	24	22	27	98
Interest expense	—	—	—	—	—	—

Total benefits and expenses	1,053	1,441	1,067	997	1,048	4,553

INCOME (LOSS) BEFORE INCOME TAXES	61	(347)	(19)	38	(28)	(356)
Provision (benefit) for income taxes	19	(69)	1	14	(1)	(55)

NET INCOME (LOSS)	42	(278)	(20)	24	(27)	(301)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses	(80)	(46)	(4)	(3)	(6)	(59)
Expenses related to restructuring	2	—	—	—	—	—
Taxes on adjustments	16	10	—	1	1	12

ADJUSTED OPERATING INCOME (LOSS)	$(20)	$(314)	$(24)	$22	$(32)	$(348)

RATIOS:
Loss Ratio(1)	81%	138%	83%	75%	84%	95%
Gross Benefits Ratio(2)	148%	202%	146%	138%	147%	158%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$81	$66	$69	$80	$91	$306
Net investment income	133	127	128	125	124	504
Net investment gains (losses)	10	(5)	(4)	(2)	5	(6)
Policy fees and other income	148	151	152	164	159	626

Total revenues	372	339	345	367	379	1,430

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	242	367	239	225	247	1,078
Interest credited	58	61	59	60	61	241
Acquisition and operating expenses, net of deferrals	34	35	33	33	35	136
Amortization of deferred acquisition costs and intangibles	27	14	16	42	29	101
Interest expense	5	4	4	4	4	16

Total benefits and expenses	366	481	351	364	376	1,572

INCOME (LOSS) BEFORE INCOME TAXES	6	(142)	(6)	3	3	(142)
Provision (benefit) for income taxes	1	(30)	(1)	1	—	(30)

NET INCOME (LOSS)	5	(112)	(5)	2	3	(112)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses	(10)	5	4	2	(5)	6
Expenses related to restructuring	1	—	—	—	—	—
Taxes on adjustments	2	(1)	(1)	—	1	(1)

ADJUSTED OPERATING INCOME (LOSS)	$(2)	$(108)	$(2)	$4	$(1)	$(107)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	162	165	171	183	182	701
Net investment gains (losses)	(6)	(3)	(7)	(11)	(3)	(24)
Policy fees and other income	3	3	4	4	3	14

Total revenues	159	165	168	176	182	691

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	67	89	65	64	63	281
Interest credited	48	52	54	56	58	220
Acquisition and operating expenses, net of deferrals	13	13	12	12	13	50
Amortization of deferred acquisition costs and intangibles	14	16	13	14	15	58
Interest expense	—	—	—	—	—	—

Total benefits and expenses	142	170	144	146	149	609

INCOME (LOSS) BEFORE INCOME TAXES	17	(5)	24	30	33	82
Provision (benefit) for income taxes	4	(2)	6	6	7	17

NET INCOME (LOSS)	13	(3)	18	24	26	65

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net(1)	4	—	6	10	2	18
Expenses related to restructuring	1	—	—	—	—	—
Taxes on adjustments	(1)	—	(1)	(3)	—	(4)

ADJUSTED OPERATING INCOME (LOSS)	$17	$(3)	$23	$31	$28	$79

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$6	$3	$7	$11	$3	$24
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	(3)	(1)	(1)	(1)	(6)

Net investment (gains) losses, net	$4	$—	$6	$10	$2	$18

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$47	$45	$44	$43	$42	$174
Net investment gains (losses)	—	(15)	(3)	(1)	(14)	(33)
Policy fees and other income	35	37	38	38	40	153

Total revenues	82	67	79	80	68	294

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	17	7	7	8	39
Interest credited	41	39	38	36	37	150
Acquisition and operating expenses, net of deferrals	13	14	14	14	15	57
Amortization of deferred acquisition costs and intangibles	2	13	5	8	7	33

Total benefits and expenses	57	83	64	65	67	279

INCOME (LOSS) BEFORE INCOME TAXES	25	(16)	15	15	1	15
Provision (benefit) for income taxes	5	(3)	2	3	—	2

NET INCOME (LOSS)	20	(13)	13	12	1	13

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net(1)	—	13	1	1	12	27
Taxes on adjustments	—	(2)	—	—	(3)	(5)

ADJUSTED OPERATING INCOME (LOSS)	$20	$(2)	$14	$13	$10	$35

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$—	$15	$3	$1	$14	$33
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(2)	(2)	—	(2)	(6)

Net investment (gains) losses, net	$—	$13	$1	$1	$12	$27

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$1	$3	$2	$8
Net investment income	3	3	1	3	2	9
Net investment gains (losses)	(21)	18	(7)	—	(1)	10
Policy fees and other income	1	(1)	(1)	1	(2)	(3)

Total revenues	(15)	22	(6)	7	1	24

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	2	1	1	1	5
Acquisition and operating expenses, net of deferrals	7	18	12	11	11	52
Amortization of deferred acquisition costs and intangibles	—	—	—	—	1	1
Interest expense	61	63	61	67	65	256

Total benefits and expenses	69	83	74	79	78	314

LOSS BEFORE INCOME TAXES	(84)	(61)	(80)	(72)	(77)	(290)
Provision (benefit) for income taxes	5	(17)	(28)	3	(17)	(59)

NET LOSS	(89)	(44)	(52)	(75)	(60)	(231)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses	21	(18)	7	—	1	(10)
Expenses related to restructuring	—	—	2	—	—	2
Fees associated with bond consent solicitation	—	6	—	—	—	6
Taxes on adjustments	(5)	2	(2)	—	—	—

ADJUSTED OPERATING LOSS	$(73)	$(54)	$(45)	$(75)	$(59)	$(233)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Investments Summary

(amounts in millions)

		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,634	45%	$32,630	45%	$32,496	45%	$32,813	45%	$33,438	45%
Private fixed maturity securities		13,838	19	13,000	18	12,628	17	12,362	17	12,278	16
Residential mortgage-backed securities(1)		2,908	4	2,998	4	3,178	5	3,522	5	3,780	5
Commercial mortgage-backed securities		2,943	4	3,007	4	3,146	4	3,340	5	3,332	4
Other asset-backed securities		3,405	5	3,414	5	3,044	4	2,950	4	3,067	4
State and political subdivisions		2,546	3	2,552	4	2,795	4	2,855	4	2,876	4
Non-investment grade fixed maturity securities		2,086	3	2,060	3	2,117	3	2,190	3	2,309	3
Equity securities:
Common stocks and mutual funds		103	—	141	—	171	—	164	—	210	1
Preferred stocks		532	1	514	1	612	1	594	1	589	1
Commercial mortgage loans		6,929	9	6,687	9	6,568	9	6,480	9	6,336	8
Restricted commercial mortgage loans related to a securitization entity		59	—	62	—	87	—	90	—	99	—
Policy loans		1,994	3	1,861	3	1,859	3	1,872	3	1,789	2
Cash, cash equivalents, restricted cash and short-term investments		2,360	3	2,407	3	2,864	4	2,951	4	3,605	5
Securities lending		106	—	103	—	166	—	211	—	252	1
Other invested assets:	Limited partnerships	462	1	409	1	372	1	335	—	301	1
	Derivatives:(2)
	Long-term care (LTC) forward starting swap—cash flow	59	—	42	—	36	—	49	—	54	—
	Other cash flow	3	—	6	—	2	—	2	—	1	—
	Equity index options—non-qualified	60	—	39	—	80	—	70	—	60	—
	Other non-qualified	65	—	91	—	127	—	109	—	114	—
	Other	314	—	268	—	212	—	166	—	130	—

Total invested assets and cash		$74,406	100%	$72,291	100%	$72,560	100%	$73,125	100%	$74,620	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$10,778	25%	$10,799	26%	$11,642	28%	$12,269	29%	$12,673	29%
AA		4,084	10	4,117	10	4,358	10	4,428	10	4,409	10
A		12,301	29	12,005	29	11,984	28	12,174	28	12,637	28
BBB		14,240	33	13,669	32	12,994	31	12,929	30	13,164	30
BB		1,081	3	1,149	3	1,156	3	1,221	3	1,328	3
B		76	—	93	—	130	—	123	—	126	—
CCC and lower		25	—	25	—	27	—	31	—	40	—

Total public fixed maturity securities		$42,585	100%	$41,857	100%	$42,291	100%	$43,175	100%	$44,377	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$2,545	14%	$2,540	14%	$2,109	12%	$2,045	12%	$1,973	12%
AA		2,364	13	2,198	13	2,224	13	2,156	13	2,125	13
A		5,228	28	4,866	27	4,695	27	4,750	28	4,731	28
BBB		7,734	41	7,407	42	7,281	43	7,091	42	7,059	42
BB		843	4	737	4	724	4	733	4	762	5
B		59	—	54	—	78	1	80	1	51	—
CCC and lower		2	—	2	—	2	—	2	—	2	—

Total private fixed maturity securities		$18,775	100%	$17,804	100%	$17,113	100%	$16,857	100%	$16,703	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Certain derivative balances have been reclassified as of June 30, 2018 and March 31, 2018 to conform to the current period presentation.
(3)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,731	8%	$4,631	8%	$5,181	9%	$5,353	9%	$5,398	9%
State and political subdivisions	2,546	4	2,552	4	2,795	5	2,855	5	2,876	5
Foreign government	2,518	4	2,393	4	2,289	4	2,380	4	2,299	4
U.S. corporate	29,941	49	28,762	48	27,538	46	27,569	46	27,998	46
Foreign corporate	12,286	20	11,837	20	12,173	20	12,002	20	12,257	20
Residential mortgage-backed securities	2,950	5	3,044	5	3,222	6	3,567	6	3,836	6
Commercial mortgage-backed securities	2,962	5	3,016	5	3,156	5	3,349	5	3,342	5
Other asset-backed securities	3,426	5	3,426	6	3,050	5	2,957	5	3,074	5

Total fixed maturity securities	$61,360	100%	$59,661	100%	$59,404	100%	$60,032	100%	$61,080	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$9,605	22%	$9,062	22%	$8,712	22%	$8,616	22%	$8,934	22%
Utilities	5,718	14	5,665	14	5,674	14	5,785	15	5,800	15
Energy	3,757	9	3,449	8	3,358	8	3,310	8	3,381	8
Consumer—non-cyclical	5,798	14	5,595	14	5,232	13	5,042	13	5,124	13
Consumer—cyclical	1,950	5	1,900	5	1,887	5	1,875	5	1,866	5
Capital goods	3,005	7	2,876	7	2,788	7	2,815	7	2,838	7
Industrial	2,029	5	1,957	5	1,899	5	2,028	5	2,089	5
Technology and communications	3,720	9	3,582	9	3,424	9	3,346	8	3,329	8
Transportation	2,164	5	2,017	5	1,945	5	1,973	5	1,943	5
Other	2,602	6	2,625	6	2,879	7	2,836	7	2,909	7

Subtotal	40,348	96	38,728	95	37,798	95	37,626	95	38,213	95

Non-Investment Grade:
Finance and insurance	200	—	183	—	177	—	196	—	201	1
Utilities	94	—	51	—	57	—	56	—	77	—
Energy	308	1	339	1	357	1	359	1	456	1
Consumer—non-cyclical	168	1	192	1	193	1	201	1	224	1
Consumer—cyclical	237	1	217	1	220	1	220	1	176	—
Capital goods	146	—	130	—	154	—	157	—	173	—
Industrial	193	—	226	1	219	1	232	1	219	1
Technology and communications	452	1	438	1	448	1	442	1	418	1
Transportation	13	—	23	—	13	—	6	—	17	—
Other	68	—	72	—	75	—	76	—	81	—

Subtotal	1,879	4	1,871	5	1,913	5	1,945	5	2,042	5

Total	$42,227	100%	$40,599	100%	$39,711	100%	$39,571	100%	$40,255	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,021	3%	$1,874	3%	$1,719	3%	$1,701	3%	$1,677	3%
Due after one year through five years	11,105	18	10,952	18	10,987	18	11,149	19	11,146	18
Due after five years through ten years	12,770	21	12,463	21	12,531	21	12,601	21	12,876	21
Due after ten years	26,126	43	24,886	42	24,739	42	24,708	41	25,129	41

Subtotal	52,022	85	50,175	84	49,976	84	50,159	84	50,828	83
Mortgage and asset-backed securities	9,338	15	9,486	16	9,428	16	9,873	16	10,252	17

Total fixed maturity securities	$61,360	100%	$59,661	100%	$59,404	100%	$60,032	100%	$61,080	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$643	$648	$643	$651	$635	$2,577
Fixed maturity securities—non-taxable	2	2	3	3	3	11
Commercial mortgage loans	81	80	81	77	82	320
Restricted commercial mortgage loans related to a securitization entity	1	2	1	2	2	7
Equity securities	9	9	11	10	10	40
Other invested assets	44	49	41	42	37	169
Limited partnerships	15	(4)	3	11	2	12
Policy loans	46	44	41	41	43	169
Cash, cash equivalents, restricted cash and short-term investments	12	12	13	14	12	51

Gross investment income before expenses and fees	853	842	837	851	826	3,356
Expenses and fees	(24)	(27)	(22)	(23)	(22)	(94)

Net investment income	$829	$815	$815	$828	$804	$3,262

Annualized Yields
Fixed maturity securities—taxable	4.5%	4.5%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities—non-taxable	6.1%	3.7%	3.9%	3.8%	3.7%	4.0%
Commercial mortgage loans	4.8%	4.8%	5.0%	4.8%	5.2%	4.9%
Restricted commercial mortgage loans related to a securitization entity	6.7%	10.8%	4.5%	8.4%	7.8%	7.9%
Equity securities	5.6%	5.0%	5.7%	5.1%	5.1%	5.3%
Other invested assets	65.7%	99.0%	107.9%	150.0%	129.8%	111.9%
Limited partnerships(1)	13.8%	(4.1)%	3.4%	13.8%	2.9%	3.6%
Policy loans	9.5%	9.5%	8.8%	9.0%	9.6%	9.2%
Cash, cash equivalents, restricted cash and short-term investments	2.0%	1.8%	1.8%	1.7%	1.3%	1.6%

Gross investment income before expenses and fees	4.8%	4.8%	4.8%	4.8%	4.8%	4.8%
Expenses and fees	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.2)%

Net investment income	4.7%	4.6%	4.6%	4.7%	4.6%	4.6%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2019	2018
	1Q	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$30	$10	$(6)	$(7)	$(3)	$(6)
U.S. government, agencies and government-sponsored enterprises	33	54	1	—	—	55
Foreign corporate	(1)	(6)	—	(2)	(3)	(11)
Foreign government	1	(4)	(2)	—	—	(6)
State and political subdivisions	—	(1)	—	—	—	(1)
Mortgage-backed securities	(2)	(5)	(2)	2	(2)	(7)
Asset-backed securities	(1)	—	—	(1)	—	(1)
Foreign exchange	(1)	2	1	—	(1)	2

Total net realized gains (losses) on available-for-sale securities	59	50	(8)	(8)	(9)	25

Net realized gains (losses) on equity securities sold	3	1	—	8	2	11
Net unrealized gains (losses) on equity securities still held	8	(83)	—	3	(18)	(98)
Limited partnerships	15	3	3	(2)	7	11
Commercial mortgage loans	(1)	—	—	—	—	—
Derivative instruments	(10)	(85)	18	(15)	(13)	(95)

Net investment gains (losses), gross	74	(114)	13	(14)	(31)	(146)
Adjustment for DAC and other intangible amortization and certain benefit reserves	2	5	3	1	3	12
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(5)	67	(13)	1	11	66

Net investment gains (losses), net	$71	$(42)	$3	$(12)	$(17)	$(68)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$181	$119	$801	$762	$774
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,539	$10,500	$10,426	$10,264	$10,091
U.S. GAAP Basis ROE(1)/(2)	1.7%	1.1%	7.7%	7.4%	7.7%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$175	$179	$796	$727	$678
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,539	$10,500	$10,426	$10,264	$10,091
Operating ROE (1)/(2)	1.7%	1.7%	7.6%	7.1%	6.7%

Quarterly Average ROE	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$174	$(329)	$146	$190	$112
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,494	$10,569	$10,657	$10,487	$10,391
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	6.6%	(12.5)%	5.5%	7.2%	4.3%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$121	$(291)	$145	$200	$125
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,494	$10,569	$10,657	$10,487	$10,391
Annualized Operating Quarterly Basis ROE(3)/(4)	4.6%	(11.0)%	5.4%	7.6%	4.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Reconciliation of Core Yield

		2019	2018
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$74.4	$72.3	$72.6	$73.1	$74.6	$72.3
	Subtract:
	Securities lending	0.1	0.1	0.2	0.2	0.2	0.1
	Unrealized gains (losses)	3.8	1.9	2.2	2.7	3.7	1.9

	Adjusted end of period invested assets and cash	$70.5	$70.3	$70.2	$70.2	$70.7	$70.3

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.4	$70.2	$70.2	$70.4	$70.7	$70.4
	Subtract:
	Restricted commercial mortgage loans related to a securitization entity(1)	0.1	—	—	—	0.1	—

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$70.3	$70.2	$70.2	$70.4	$70.6	$70.4

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$829	$815	$815	$828	$804	$3,262
	Subtract:
	Bond calls and commercial mortgage loan prepayments	6	8	8	9	11	36
	Other non-core items(2)	2	2	1	2	(2)	3
	Restricted commercial mortgage loans related to a securitization entity(1)	—	1	1	—	1	3

(D)	Core Net Investment Income	$821	$804	$805	$817	$794	$3,220

(C) / (A)	Reported Yield	4.71%	4.64%	4.64%	4.70%	4.55%	4.63%
(D) / (B)	Core Yield	4.67%	4.58%	4.59%	4.64%	4.50%	4.58%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

Financial Strength Ratings As Of April 29, 2019

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Ba1 (Questionable)	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+ (Strong)	Baa1 (Adequate)	Not rated
Genworth Life Insurance Company	B- (Weak)	B3 (Poor)	B- (Fair)
Genworth Life and Annuity Insurance Company	B- (Weak)	Ba3 (Questionable)	B+ (Good)
Genworth Life Insurance Company of New York	B- (Weak)	B3 (Poor)	B- (Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+” and “B-” ratings are the fifth-, eleventh- and sixteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) or “B” (Poor) offer questionable financial security. The “Baa” (Adequate), “Ba” (Questionable) and “B” (Poor) ranges are the fourth-, fifth- and sixth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa1,” “Ba1,” “Ba3” and “B3” ratings are the eighth-, eleventh-, thirteenth- and sixteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that its “B+” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B-” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B+” (Good) and “B-” (Fair) ratings are the sixth- and eighth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.